Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO ARCADIA BIOSCIENCES, INC. IF PUBLICLY DISCLOSED

AGREEMENT BETWEEN BIOCERES AND ARCADIA

This Agreement (the “Agreement”) is entered into as of March 28, 2025, by and between:

BIOCERES CROP SOLUTIONS, CORP., with its principal place of business located at Ocampo 210 bis, Rosario, 2000, Santa Fe, Argentina (“BIOCERES”), and

ARCADIA BIOSCIENCES, INC., with its principal place of business located at 5950 Sherry Lane, Suite 215, Dallas, Texas 75225 (“ARCADIA”).

WHEREAS, BIOCERES and ARCADIA wish to enter into a transaction where BIOCERES will transfer certain assets to ARCADIA, and ARCADIA will provide certain intellectual property rights and obligations in return;

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth below, the parties agree as follows:

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TRANSFER OF ASSETS AND CONSIDERATION
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Assets Transferred by BIOCERES to ARCADIA:

BIOCERES agrees to transfer the following to ARCADIA:

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[REDACTED] Trait: All rights, licenses, and materials containing or pertaining to the Soy ANF trait as described in the patent documents set forth in Schedule A, including all relevant documentation and materials. BIOCERES may destroy all germplasm and other relevant plant material pertaining to the Soy ANF trait in its possession or under its control rather than deliver it to ARCADIA.
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Cash Payment: A cash payment of $750,000 USD to ARCADIA in two installments, as described in Section 2.
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Assets Transferred by ARCADIA to BIOCERES:

In return for the transfer described in Section 1.1, ARCADIA agrees to provide the following to BIOCERES:

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RG and OX Wheat Patents: ARCADIA shall transfer to BIOCERES all rights, titles, and interests in the RG and OX Wheat Patents set forth in Schedule B, including all associated materials and documents.
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Cancellation of Wheat Field Royalties and Performance Benchmarks:
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ARCADIA shall cancel all wheat field royalties due to ARCADIA under Section

2.2.4 of the Master Transaction Agreement between the Bioceres and Arcadia, attached as Exhibit A. Arcadia has exclusivity licensed its relevant patents relating to RS durum wheat to Corteva, subject to the license rights granted to

Bioceres. This section addresses only royalties payable to Arcadia, not any future royalties that might or could be payable to Corteva.

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ARCADIA releases BIOCERES from any performance benchmark obligations related to the RG, OX, and RS Varieties derived from the License Agreement attached as Exhibit B.
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Cancellation of Future Soy Royalties:
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ARCADIA shall cancel 100% of any future royalties arising from the sale or commercialization of soy products under Section 2.2.4 of the Master Transaction Agreement attached as Exhibit A.
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PAYMENT TERMS
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Cash Payment: The total cash payment of $750,000 USD shall be paid by BIOCERES to ARCADIA in the following manner:
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$500,000 USD shall be paid by BIOCERES at the signing of this Agreement (the “Closing”).
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$250,000 USD shall be paid by BIOCERES to ARCADIA within 20 days after Closing.
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Payment Method: Payments will be made by wire transfer to a bank account designated by ARCADIA.
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CLOSING
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Closing Date: The Closing of this Agreement will take place on March 28, 2025, or such other date as mutually agreed by the parties in writing (the “Closing Date”).
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Documents and Deliverables at Closing:
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BIOCERES will, by the Closing Date, (i) transfer the Soy ANF Trait materials and documents and ensure the proper handling of the intellectual property rights, (ii) destroy all germplasm and other plant materials possessing the Soy ANF Trait in or under BIOCERES control, and (iii) wire transfer to a bank account designated by ARCADIA

$500,000 USD.

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ARCADIA will deliver to BIOCERES the executed assignment documents of Exhibit C transferring the RG and OX Wheat Patents and confirming the cancellation of the royalties and performance obligations as outlined in Section 1.2.
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WARRANTIES AND REPRESENTATIONS
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Warranties by BIOCERES: BIOCERES warrants that it holds all stated rights and ownership of materials possessing the Soy ANF Trait and that it has the authority to transfer those rights and materials to ARCADIA.
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Warranties by ARCADIA: ARCADIA warrants that it holds all necessary rights to the RG and OX Wheat Patents and that it has the authority to transfer those patents to BIOCERES as stated in this Agreement.
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No Pending Legal Issues: Each party represents and warrants that there are no pending or threatened legal actions, claims, or disputes regarding the assets being transferred or any other aspect of this Agreement.
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CONFIDENTIALITY
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Confidential Information: Both parties agree to maintain the confidentiality of all proprietary and confidential information exchanged between the parties during the negotiation and performance of this Agreement.
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Exceptions: Confidential information does not include information that is public, disclosed under court order, or already known to the receiving party.
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GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of New York, USA.

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ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior or contemporaneous agreements or understandings, whether written or oral, related to the subject matter.

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AMENDMENTS

This Agreement may be amended only by written agreement signed by authorized representatives of both BIOCERES and ARCADIA.

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TERMINATION
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Termination by Mutual Agreement: Either party may terminate this Agreement by mutual written consent before the Closing.
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Termination for Breach: Either party may terminate this Agreement if the other party materially breaches its obligations and fails to cure such breach within 60 days after receiving written notice.
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EXECUTION

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BIOCERES CROP SOLUTIONS, CORP.

By: /s/ Federico Trucco

Name: Federico Trucco

Title: CEO

Date: March 28, 2025

ARCADIA BIOSCIENCES, INC.

By: /s/ Thomas J. Schaefer

Name: Thomas J. Schaefer

Title: CEO

Date: March 28, 2025

Exhibit A

Master Transaction Agreement

DOCPROPERTY iManageFooter \* MERGEFORMAT #4666931v2

Schedule A

[***} Soybean Portfolio

[***]

DOCPROPERTY iManageFooter \* MERGEFORMAT #4666931v2

Schedule B

Oxidative Stability Wheat Portfolio

[***}

Reduced Gluten Wheat Portfolio

[***]

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